                                                                   EXHIBIT 10.14


                 CONDITIONAL ASSIGNMENT AND SECURITY AGREEMENT


          THIS CONDITIONAL ASSIGNMENT AND SECURITY AGREEMENT (the "Agreement") is made as of the 31st day of January, 1997, between HARRY'S FARMERS MARKET, INC., a Georgia corporation (the "Assignor"), and CREDITANSTALT-BANKVEREIN , as successor Agent (the "Assignee").

          WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of December 30, 1994 (as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Credit Agreement") by and among the Assignor, the Lenders named therein (the "Lenders") and the Assignee, the Lenders have made available to the Assignor certain financial accommodations;

          WHEREAS, pursuant to the Trust Agreement dated as of the date hereof (the "Trust Agreement") between Assignor and Wilmington Trust Company, a Delaware banking corporation, as Trustee, Assignor has established HFMI Trust, a Delaware business trust ("HFMI Trust"), pursuant to the Delaware Business Trust Act, as amended;

          WHEREAS, pursuant to the Transfer Agreement dated as of the date hereof (the "Transfer Agreement") between and among HFMI Acquisition Corporation, a Delaware corporation ("Newco"), Assignor and HFMI Trust, Assignor agreed to transfer to HFMI Trust, as more fully described therein and in the Assignment of Intellectual Property annexed thereto as Exhibit A, (a) all right, title and interest worldwide in and to the trademarks, service marks, trade names, logos, trade secrets, copyrights and know how, (b) any state or federal applications or registrations therefor, and (c) Assignor's common law rights or other rights derived from its use or pertaining thereto, all as set forth on Exhibit D to the Trust Agreement, which Exhibit may be updated from time to time, and the goodwill associated therewith (collectively, the "Intellectual Property");

          WHEREAS, pursuant to the Trust Agreement, HFMI Trust shall issue to Assignor on the date hereof the Worldwide Class Owner Certificate (as defined in the Trust Agreement) representing the Worldwide Class Intellectual Property (as defined in the Trust Agreement) and the Georgia Class Owner Certificate (as defined in the Trust Agreement) representing the Georgia Class Intellectual Property (as defined in the Trust Agreement), together with the corresponding irrevocable, exclusive, perpetual licenses to the Worldwide Class Intellectual Property and the Georgia Class Intellectual Property;

          WHEREAS, pursuant to the Acquisition Agreement dated as of the date hereof (the "Acquisition Agreement") between Newco and Assignor, Assignor has agreed to transfer to Newco the Worldwide Class Owner Certificate, together with the corresponding irrevocable, exclusive, perpetual license to the Worldwide Class Intellectual Property;

          WHEREAS, pursuant to the Administration and Servicing Agreement dated as of the date hereof (the "Administration and Servicing Agreement") between and among HFMI Trust, Newco and Assignor, Newco, as Servicer as defined thereunder, has agreed to perform certain services for and on behalf of HFMI Trust with respect to certain matters involving the Intellectual Property;

          WHEREAS, pursuant to the HFMI License Agreement dated as of the date hereof (the "License Agreement"), HFMI granted to Assignor an irrevocable, exclusive, perpetual, royalty-free, fully paid up license with respect to the Georgia Class Intellectual Property set forth on the attached Schedule B as
                                                              ----------
amended from time to time;

          WHEREAS, Assignor desires to enter into the transactions contemplated by that certain Consent and Ninth Amendment to Amended and Restated Credit Agreement dated as of the date hereof (the "Amendment") by and among Assignor, the Lenders and Assignee;

          WHEREAS, it is a condition precedent to the effectiveness of the Amendment that Assignor execute and deliver this Agreement.

          NOW, THEREFORE, in consideration of the premises, the Assignor hereby agrees with the Assignee as follows:

          1.  Grant of Security Interest.

          To secure the complete and timely payment and performance of all Obligations under and as defined in the Credit Agreement, the Assignor hereby grants, assigns and conveys to the Assignee a security interest in its entire right, title and interest in and under the License Agreement.

          2.  Representations and Warranties.

          The Assignor covenants and warrants that:

              (a) The License Agreement is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, in the United States of America (the "U.S.") or the respective states thereof;

              (b) The License Agreement is valid and enforceable in the U.S. and the respective states thereof, that such License Agreement has been recorded in the United States Patent and Trademark Office against all applications and registrations which are the subject of the License Agreement and that all claims by others to rights in the License Agreement of which the Assignor is aware are noted on Schedule A, attached hereto and by reference made a part hereof;

              (c) Except as noted on Schedule A, the Assignor is the sole and
                                     ----------
exclusive owner of the entire and unencumbered right, title and interest in and to the License Agreement, free and clear of any liens, charges and encumbrances, including, without limitation, sub-licenses, and covenants by the Assignor not to sue third persons, other than the grant of the security interest set forth in
Section 1 hereof;

              (d) The Assignor has and will comply with all of the terms and conditions of the License Agreement;

              (e) The Assignor has the unqualified right to enter into this Agreement and to perform its terms; and

              (f) Until all of the Obligations shall have been satisfied in full, Assignor will not enter into any agreement which is inconsistent with the Assignor's obligations under this Agreement, without the Assignee's prior written consent.

          3.  Covenants of Assignor.

          (a) The Assignor covenants as follows: (i) that it will maintain the high standard of quality which has become associated with the Georgia Class Intellectual Property; (ii) that the Assignee from time to time and upon reasonable request shall have the right to inspect samples of the HFMI Products (as defined in the License Agreement) and the premises at which the HFMI Products are produced; and (iii) that the Assignee shall have the right to prevent use of the Georgia Class Intellectual Property on HFMI Products which are not of high quality, all so as to preserve the goodwill symbolized by the Georgia Class Intellectual Property and to preserve the License Agreement.

          (b) The Assignor further agrees that: (i) unless the Assignor shall have previously determined that use of the Georgia Class Intellectual Property is no longer desirable in the conduct of the business of the Assignor and that the loss thereof will not have a Material Adverse Effect (as defined in the Credit Agreement) (in which event the Assignor shall notify the Assignee in writing of such determination prior to abandoning any such Trademark), it will not abandon the Georgia Intellectual Property; (ii) the Assignor shall give the Assignee written notice, and a complete copy, of any sublicense of the Georgia Class Intellectual Property; and (iii) all uses of the Georgia Class Intellectual Property by it or its permitted sublicensees will include such notices of registration as are required or authorized from time to time under applicable law.

          (c) With respect to the Georgia Class Intellectual Property, Assignor agrees to assist and instruct Newco, as Servicer under the Administration and Servicing Agreement, to take all necessary steps, including, without limitation, in the U.S. Patent and Trademark Office or in any court, to (i) maintain the Georgia Class Intellectual Property, and (ii) pursue each such application for trademark registration, now or hereafter included in the Georgia Class Intellectual Property, including, without reservation, the filing of responses to office actions issued by the Patent and Trademark Office, the filing of applications for renewal, the filing of affidavits under Sections 8 and 15 of the United States Trademark Act, and the participation in opposition, cancellation and infringement and misappropriation proceedings, unless the Assignor shall have previously determined that such use or the pursuit or maintenance thereof is no longer desirable in the conduct of the business of the Assignor and that the loss thereof will not have a Material Adverse Effect (in which event the Assignor shall notify the Assignee in writing of such determination prior to any such action). Any expenses incurred in connection with such activities shall be borne by the Assignor.

          4.  Remedies Upon Default; Power of Attorney

          (a) If any Event of Default under the Credit Agreement shall have occurred and be continuing, or if the Assignor fails to perform any agreement or to meet any of the obligations to the Assignee hereunder, all right, title and interest in and to the License Agreement shall be automatically granted, assigned, conveyed and delivered to Assignee or its designee, and Assignor hereby irrevocably constitutes and appoints Assignee and any officer, agent or employee thereof with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Assignor and in the name of Assignor or Assignee's own name or the name of Assignee's designee, all acts of said attorney being hereby ratified and confirmed, except to the extent any of the same constitute gross negligence or willful misconduct, such power being coupled with an interest is irrevocable, upon the occurrence and during the continuance of an Event of Default: (i) to complete, date, execute and provide notice to HFMI Trust, or cause to be filed, executed or delivered any and all documents and instruments which may be necessary or desirable to accomplish the purpose of the Assignment; (ii) to use, license or sublicense the Georgia Class Intellectual Property and to collect proceeds from the manufacture, distribution, sale, promotion, advertisement, provision and/or marketing of the HFMI Products or the Georgia Class Intellectual Property; (iii) to convey in any transaction authorized by the Credit Agreement, any of the Assignor's rights in the License Agreement to any purchaser thereof; (iv) to make payment or to discharge taxes or liens levied or placed upon or threatened against any goods covered by the License Agreement, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Assignee in its sole discretion, and such payments made by Assignee to become the obligations of Assignor to Assignee, due and payable immediately without demand. Assignee's authority hereunder shall include, without limitation, the authority to endorse and negotiate any checks or instruments constituting proceeds of any HFMI Products in the name of Assignor, execute and give receipt for any certificate of ownership or any document (constituting the Georgia Class Intellectual Property), sign Assignor's name on all financing statements or any other documents necessary or appropriate by Assignee to preserve, protect or perfect the security interest in any of the Georgia Class Intellectual Property which are the subject of the License Agreement (to the extent permitted by applicable law)and to file the same, prepare, file and sign Assignor's name on any notice of Lien, and prepare, file and sign Assignor's name on a proof of claim in bankruptcy or similar document against any customer of Assignor with respect to any claim of Assignor comprising any part of the License Agreement, and to take any other actions arising from or incident to the powers granted to Assignee in the Credit Agreement.

          (b) Assignor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue of this power of attorney. This power of attorney is a power coupled with an interest and shall be irrevocable.

          (c) In addition to the foregoing, upon the occurrence and during the continuance of an Event of Default, Assignee shall have all rights and remedies of a secured party under the UCC and as provided under the Credit Agreement and as otherwise available under law and equity.

          5.  Termination of Agreement.

          At such time as the Assignor shall completely satisfy all of the Obligations, the Assignee shall execute and deliver to the Assignor all deeds, assignments and other instruments as may be necessary or proper to re-vest in the Assignor unencumbered title to the License Agreement, subject to any disposition thereof which may have been made by the Assignee pursuant hereto.

          6.  Limitation of Liability and Indemnification.

          The Assignor hereby releases the Assignee from, and agrees to hold the Assignee free and harmless from and against, any claims arising out of any action taken or omitted to be taken with respect to the License Agreement (except to the extent of the Assignee's gross negligence or willful misconduct), and the Assignor agrees to indemnify and hold harmless the Assignee from and against, any and all claims, demands, suits, losses, damages or other expenses (including reasonable attorneys' fees actually incurred) arising from or in any way related to the License Agreement.

          7.  Waiver and Amendment.

          (a) No course of dealing between the Assignor and the Assignee nor any failure to exercise, nor any delay in exercising, on the part of the Assignee, any right, power or privilege hereunder or thereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          (b) This Agreement is subject to modification only by a writing signed by the parties.

          8.  Cumulative Rights.

          All of the Assignee's rights and remedies with respect to the License Agreement or Georgia Class Intellectual Property, whether established hereby or under the Credit Agreement, or by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently.

          9.  Severability.

          The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

          10.  Survival.

          The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

          11.  Counterparts.

          This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

          12.  Choice of Law.

          The validity, construction and enforcement of this Agreement, and the determination of the rights and duties of the parties shall be governed by the laws of the State of Georgia regardless of any choice of law or other provision that would result in the application of the laws of any other jurisdiction.










                  [Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, the undersigned have executed this Agreement under seal as of the day and year first above written.


                                    HARRY'S FARMERS MARKET, INC.

                                    By: /s/ Harry A. Blazer
                                       ----------------------------------
                                    Name:  Harry A. Blazer
                                    Title: President

Attest:


By: /s/ Barbara N. Worrell
   -----------------------
Name: Barbara N. Worrell
Title: Asst. Secretary



                                    CREDITANSTALT-BANKVEREIN,
                                    as Agent


                                    By: /s/ Robert M. Biringer
                                       ----------------------------------
                                    Name: Robert M. Biringer
                                    Title: Executive Vice President


                                    By: /s/ Joseph P. Longoss
                                       ----------------------------------
                                    Name:  Joseph P. Longoss
                                    Title: Vice President

                                  SCHEDULE A

                                     None

                                   SCHEDULE B

                              TRADEMARK COLLATERAL


                                            Registration or           Registration or
              Trademark                    Application Number           Filing Date           Status
              ---------                    ------------------           -----------           ------
HARRY'S FARMERS MARKET (stylized)             1,854,765                  09/20/94           Registered

GRAINGER COUNTY HOME
GROWN TOMATOES (Stylized)                     1,883,811                  03/14/95           Registered

HARRY'S IN A HURRY                            1,850,126                  08/16/94           Registered

HARRY'S                                       1,929,015                  10/24/95           Registered

MARTHASVILLE CREAMERY
& DESIGN                                     74/476,219                  01/04/94            Abandoned

MARTHASVILLE CREAMERY
& DESIGN                                      1,871,456                  01/03/95           Registered

BEAR DANCE AND DESIGN                         1,943,178                  12/19/95           Registered

HARRY'S OLD FASHIONED
LAYER CAKES & DESIGN                          1,883,775                  03/14/95           Registered

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